SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

June 13, 2003

(Date of report/date of

earliest event reported)

SKY FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	001-14473 (Commission File Number)	34-1372535 (IRS Employer Identification No.)

221 South Church Street

Bowling Green, Ohio 43402

(Address of principal executive offices)

(419) 327-6300

(Registrant’s telephone number)

N/A

(Former name or former address,

if changed since last report)

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements

None. The financial information included in this report is not required to be filed as part of this report.

(b)  Pro Forma Financial Information

None.

(c)  Exhibits

Exhibit 99.1 Investor Slides presented at the McDonald Investments, Inc. 2003 Bank Conference on June 11, 2003

Exhibit 99.2 Reconciliation of Non-GAAP Financial Information

ITEM 9.    REGULATION FD DISCLOSURE (INFORMATION PROVIDED PURSUANT TO ITEM 12, DISCLOSURE OF                    RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

Information required by Item 12 is being provided under this Item 9 based on SEC interim filing guidance. On June 11, 2003, Marty E. Adams, President and Chief Executive Officer, and Kevin T, Thompson, Executive Vice President and Chief Financial Officer, presented an overview of Sky Financial Group, Inc.’s performance and strategy at the McDonald Investments, Inc. 2003 Bank Conference. A copy of the investor presentation is attached hereto as Exhibit 99.1. Additionally, certain non-GAAP information is included in this presentation. A reconciliation of this non-GAAP information to the GAAP equivalent is included hereto as Exhibit 99.2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SKY FINANCIAL GROUP, INC.

Date: June 13, 2003	By:	/s/ KEVIN T. THOMPSON
Kevin T. Thompson Executive Vice President/Chief Financial Officer